UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22280

Goldman Sachs Credit Strategies Fund

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Peter V. Bonanno, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	200 Clarendon Street
27th Floor
Boston, MA 02116-5021

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: March 31

Date of reporting period: March 31, 2010

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Annual Report	March 31, 2010

Credit Strategies Fund

Goldman Sachs Credit Strategies Fund

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1
Portfolio Management Discussion and Performance Summary	2
Schedule of Investments	8
Financial Statements	17
Notes to Financial Statements	20
Financial Highlights	30
Report of Independent Registered Public Accounting Firm	32
Other Information	33

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS CREDIT STRATEGIES FUND

Principal Investment Strategies and Risks

The Credit Strategies Fund is a closed-end interval fund that invests opportunistically in, among other things, credit-related instruments, including debt securities, instruments and obligations of U.S. and non-U.S. government, corporate and other non-governmental entities and issuers, and preferred securities. The Fund’s investments in credit-related instruments are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. A number of instruments and strategies used by the Fund may involve non-investment grade securities, including without limitation distressed securities, special situation investments and collateralized loan obligations. The Fund may purchase the securities of issuers that are in default. Non-investment grade securities involve greater price volatility and present greater risks than higher rated fixed income securities. The Fund may also make substantial investments in derivative instruments. Derivative instruments may involve a high degree of financial and other risks. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and the risks that transactions may not be liquid. These risks may result in greater share price volatility. The Fund may invest in foreign securities, which may be more volatile and less liquid than its investment in U.S. securities and will be subject to the risks of currency fluctuations and political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. The Fund may also engage in foreign currency transactions for hedging purposes (including cross hedging) or for speculative purposes. Forward foreign currency exchange contracts are subject to the risk that the counterparty to the contract will default on its obligations. The Fund is non-diversified and may invest more of its assets in fewer issuers than diversified funds and may be more susceptible to adverse developments affecting any single issuer held in its portfolio and may be susceptible to greater losses because of these developments.

As an unlisted, closed-end interval fund, shareholders of the Fund are not able to have their shares redeemed or otherwise sell their shares on a daily basis. Instead, the Fund will conduct quarterly repurchase offers for between 5% and 25% of the Fund’s outstanding Shares at net asset value. In connection with any given repurchase offer, it is possible that the Fund may offer to repurchase only the minimum amount of 5% of its outstanding Shares. It is also possible that a repurchase offer may be oversubscribed, with the result that shareholders may only be able to receive a portion of their Shares repurchased. The Fund is suitable only for investors who can bear the risks associated with limited liquidity of the shares.

PORTFOLIO RESULTS

Goldman Sachs Credit Strategies Fund
Investment Objective

The Goldman Sachs Credit Strategies Fund seeks a total return comprised of income and capital appreciation.

Portfolio Management Discussion and Analysis
The Goldman Sachs Credit Strategies Fund commenced operations on June 15, 2009. Below, the Goldman Sachs Global Corporate Credit Portfolio Management Team discusses the Goldman Sachs Credit Strategies Fund’s performance and positioning for the period from its inception date through March 31, 2010 (the “Reporting Period”).

Q	How did the Goldman Sachs Credit Strategies Fund (the “Fund”) perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Common Shares generated a cumulative total return of 13.33%. These returns compare to the 0.21% cumulative total return of the Fund’s benchmark, the Bank of America/Merrill Lynch USD LIBOR 1-Month Constant Maturity Index (the “B of A/Merrill Lynch Index”) during the same time period.

Q	What economic and market factors most influenced the corporate credit markets as a whole during the Reporting Period?

A	The corporate credit markets, both investment grade and high yield, enjoyed an impressive rally during the Reporting Period. Credit spreads, or the difference in yields between corporate bonds and duration-equivalent Treasury securities, grew tighter in the face of positive economic data, favorable supply and demand technicals, and investors’ growing risk appetite.

At the beginning of 2009, before the Reporting Period began, the corporate credit markets were pricing in a second Great Depression, and there were concerns of a widespread systemic failure of the entire financial system. The implied cumulative five-year default rate for the high yield segment of the corporate credit market was 63% (assuming a 20% recovery rate) in March 2009. This was well above the worst ever recorded cumulative five-year default rate of 46%, indicating that fear and uncertainty were overwhelming the market. Issuers of corporate bonds were left with no access to the capital markets. Governments and central banks across the globe reacted with force by providing unprecedented levels of economic and fiscal stimulus, cutting interest rates and implementing quantitative easing. These dramatic actions appeared to mitigate systemic risk and reignite investor confidence, in turn sparking one of the largest rallies the corporate credit markets have ever experienced. For example, the spread on the Barclays Capital High Yield Corporate Index ended 2009 at 617 basis points (6.17%) over duration-adjusted Treasuries compared to a spread of 1,662 basis points (16.62%) at the start of calendar year 2009.

As systemic risk declined sharply and spreads began to tighten, a “virtuous cycle” was triggered in the corporate credit markets. Both investment grade and high yield corporate bond mutual funds experienced large inflows. Such inflows caused spreads to tighten even further and allowed corporate bond issuers to access the previously frozen capital markets. Nevertheless, the bank loan market saw a continued decline in issuance, with just over $200 billion in leveraged loans issued globally, down from a peak of $700 billion in 2007 (source: Credit Suisse First Boston). A lack of demand from collateralized loan obligations (CLOs) made leveraged loan refinancing challenging in 2009. The dearth of issuance in the bank loan market was supplanted by heavy issuance of senior secured high yield debt. Indeed, approximately 40% of 2009’s high yield corporate bond issuance was secured debt, up significantly from approximately 10% in the previous two years (source: Standard & Poor’s Leveraged Commentary & Data). Importantly, much of the proceeds from high yield corporate bond issuance was used for bondholder friendly activities. For example, in the 2006-2007 period, over 60% of high yield corporate bond issuance was used to finance acquisitions and leveraged buyouts (LBOs), while only 25% was used to refinance existing debt. In contrast, 2009 was a notably different story, with over 70% of issuance proceeds used for refinancing and less than 10% of proceeds used for acquisitions and LBOs.

These trends from 2009 carried over into the first quarter of 2010. Successful debt issuance helped companies improve their balance sheets, thereby lowering default expectations. The resulting improvement in fundamentals

PORTFOLIO RESULTS

led to heightened demand for corporate bonds, causing spreads on corporate bonds to end the Reporting Period dramatically lower and inside prior recessionary peaks.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Consistent with the cornerstone of our investment process, which seeks a total return comprised of income and capital appreciation through bottom-up security selection, the Fund’s performance during the Reporting Period was due to effective individual security selection across the spectrum of corporate credit.

Q	Which segments of the corporate credit sector most significantly affected Fund performance?

A	Security selection among investment grade and high yield corporate bonds, bank loans and convertible securities was particularly effective. Two investment themes were dominant in the Fund during the Reporting Period. The first was a focus on short-dated unsecured bonds. For example, the Fund held positions in short-dated paper of companies in the auto finance industry, which we believed to have ample liquidity and government support to meet near-term obligations despite a great deal of uncertainty in the longer-term viability of their businesses. The second theme in the Fund was a focus on longer-maturity secured debt, which we favored due to the greater downside protection and higher expected recovery rates these securities offered compared to unsecured debt. Some of the Fund’s notable positions in secured debt during the Reporting Period were those of companies in industries such as media cable and health care. We believed these industries have highly defensible cash flows and less sensitivity to a prolonged downturn in consumer spending than many other industries. Such positioning helped the Fund’s performance during the Reporting Period.

As the Fund, which launched on June 15, 2009, was becoming fully invested in the midst of a strong rally, the Fund’s allocation to cash was a drag on its performance during the Reporting Period.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The Fund does not use duration and yield curve positioning as active management strategies within its investment process. The Fund is focused solely on credit selection.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	With the Fund launching on June 15, 2009, it was not a matter of making changes during the Reporting Period but rather of building the Fund’s portfolio in a prudent manner to reach its fully invested status. For example, the Fund invested in a number of issuers that offered what we believed to be attractive risk-adjusted returns in shorter-dated paper. During the Reporting Period, we had a bias toward issuers that we believed had strong liquidity profiles and the ability to meet near-term obligations. Two specific examples of such issuers are GMAC and Ford Motor Credit, which are the auto finance arms of General Motors and Ford, respectively. As of March 31, 2010, just over 15% of the Fund’s total net assets was invested in securities with a maturity of less than two years.

Also, while the Fund seeks the best risk-adjusted return opportunities across the corporate credit market, regardless of issuer rating, we tended to focus on BB-rated issuers. In the credit market rally that took place during the Reporting Period, many investors were chasing the returns of the weakest companies. This led to outperformance among the lowest quality issuers. For example, activity by investors constrained to a high yield corporate bond benchmark index and thus focused on the lowest quality issuers led to especially strong performance among bonds rated CCC. Similarly, investment grade-constrained investors tended to focus on the lower end of the quality spectrum within their universe, which led to solid performance among bonds rated BBB. As a result, the BB-rated segment of the corporate bond market was relatively “ignored” by benchmark-constrained investors during the Reporting Period, and thus we believed offered attractive risk-adjusted returns. It is important to emphasize that our opportunistic investment approach allows us to invest anywhere across

PORTFOLIO RESULTS

the rating spectrum of the corporate credit universe to find the best risk-adjusted returns at any given point in time.

Q	How was the Fund positioned at the end of March 2010?

A	As of March 31, 2010, approximately 30% of the Fund’s total net assets was invested in secured corporate bonds, 60% in unsecured corporate bonds, 7% in convertible securities and the remainder in cash and cash equivalents. The Fund had a total of 161 holdings from 126 issuers at March 31, 2010, with the Fund’s top corporate issuers, as measured by a percentage of total net assets invested, being CIT Group (4.79%), Sprint (3.40%), Charter Communications (3.81%), Ford Motor Credit (1.85%) and Petrohawk Energy (2.48%).

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	Going forward, we intend to continue seeking to capitalize on the inefficiencies across the entire spectrum of the corporate credit market as we manage the Fund. We are constructive but cautious in our view for the corporate credit market for the near to mid term. A low-growth macroeconomic environment should be positive for credit, as we believe spreads can continue to grind tighter as long as growth remains positive and the capital markets continue to provide access to credit for both refinancing and growth. With the broad-based rally of 2009 and early 2010 behind us, we believe the remainder of 2010 market performance will be driven to a much greater degree by corporate and economic fundamentals rather than by fund flows. Looking at fundamentals, then, we believe default rates have peaked and will likely fall by the end of 2010. However not all companies are well positioned looking ahead. Many companies have challenging business models and weak balance sheets. Further, key risks to our overall constructive view of the credit market include contagion from the sovereign debt crisis in Europe; expanding federal and local budget deficits in the U.S.; and high unemployment hindering the chances of a consumer-led recovery as the government withdraws its stimulus.

Given this backdrop, we believe thoughtful issuer and security selection will be of paramount importance during the months ahead. We intend to continue allocating investments to what we believe are the most attractive opportunities across the corporate credit quality spectrum and corporate capital structure. At the same time, we believe our focus within the Fund on short-dated high yield corporate bonds and secured high yield corporate debt will allow the Fund to be defensive should investor risk appetites reverse course. Whatever the credit cycle or opportunity, our corporate credit team will continue to perform rigorous research to identify what we believe to be the best current credit investment opportunities.

FUND BASICS

Credit Strategies Fund
as of March 31, 2010

PERFORMANCE REVIEW

Bank of America/
		Merrill Lynch USD	30–Day	30–Day
June 15, 2009–	Fund Total Return	LIBOR 1–Month Constant	Standardized	Standardized
March 31, 2010	(based on NAV)[1]	Maturity Index[2]	Net Yield[3]	Gross Yield[3]

Common Shares	13.33%	0.21%	5.12%	4.96%

[1]	The net asset value (NAV) represents the net assets of the Fund (ex-dividend) divided by the total number of shares outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Bank of America/Merrill Lynch USD 1-Month LIBOR Constant Maturity Index tracks the performance of a synthetic asset paying LIBOR to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. As such, the Fund, which invests primarily in corporate credit securities, may be expected to generate returns over various time periods with significant disparity from those of this benchmark index.
[3]	The 30-Day Standardized Net Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price (“POP”) per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Gross Yield is calculated in the same manner but does not reflect expense reductions.

STANDARDIZED TOTAL RETURN4

For the period ended 3/31/10	Since Inception	Inception Date

Common Shares	10.46%	6/15/09

[4]	The Standardized Total Return is the cumulative total return as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. This return reflects a maximum initial sales charge of 2.5%.

The return represents past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when repurchased, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the repurchase of Fund shares.

EXPENSE RATIOS5

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Common Shares	1.60%	1.61%

[5]	The expense ratios of the Fund, both current (net of applicable expense limitations) and before waivers (gross of applicable expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable expense limitations are voluntary and may be modified or terminated at any time at the option of the investment adviser. If this occurs, the expense ratios may change without shareholder approval.

FUND BASICS

FUND SECTOR ALLOCATIONS6

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent repurchase agreements. Figures in the above graph may not sum up to 100% due to the exclusion of other assets and liabilities.

[7]	Please refer to the table below for Top Ten Industry Allocations in the Corporate Obligations Sector.

TOP TEN INDUSTRY ALLOCATIONS8

Percentage of Net Assets
as of 3/31/10

Energy – Exploration & Production	12.7%
Finance	11.9
Health Care – Services	7.5
Telecommunications – Cellular	6.7
Media – Cable	6.5
Health Care – Medical Products	4.4
Telecommunications	4.2
Automotive	3.6
Gaming	2.9
Telecommunications – Satellites	2.9

[8]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

GOLDMAN SACHS CREDIT STRATEGIES FUND

Performance Summary
March 31, 2010

The following graph shows the value, as of March 31, 2010, of a $10,000 investment made on June 15, 2009 (commencement of operations) in Common Shares (including a maximum sales charge of 2.5%). For comparative purposes, the performance of the Fund’s benchmark, the Bank of America/Merrill Lynch USD LIBOR 1-Month Constant Maturity Index, is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Credit Strategies Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from June 15, 2009 through March 31, 2010.

Average Annual Total Return through March 31, 2010	Since Inception

Common (Commenced June 15, 2009)
Excluding sales charges	13.33%
Including sales charges	10.46%

GOLDMAN SACHS CREDIT STRATEGIES FUND

Schedule of Investments
March 31, 2010

Principal	Interest	Maturity
Amount	Rate	Date	Value

Corporate Obligations – 85.1%

Aerospace/Defense(a) – 1.8%
L-3 Communications Corp. (BB+/Ba2)
$2,500,000	6.125%	07/15/13	$2,546,875
Spirit AeroSystems, Inc. (BB/B2)(b)
5,040,000	7.500	10/01/17	5,153,400

			7,700,275

Airlines(a)(b) – 0.2%
United Air Lines, Inc. (B+/B3)
650,000	9.875	08/01/13	682,500

Automotive – 3.4%
FCE Bank PLC (B/B1)
EUR 5,450,000	7.125	01/16/12	7,498,838
Ford Motor Credit Co. LLC (B-/B1)
$4,555,000	9.875	08/10/11	4,816,912
2,425,000	7.250	10/25/11	2,503,813

			14,819,563

Automotive Parts(a) – 0.9%
Navistar International Corp. (BB-/B1)
1,950,000	8.250	11/01/21	1,998,750
The Goodyear Tire & Rubber Co. (B+/B1)
1,800,000	8.625	12/01/11	1,867,500

			3,866,250

Capital Goods(a) – 1.4%
Maxim Crane Works LP (B/Caa1)(b)
1,050,000	12.250	04/15/15	1,021,545
Polypore, Inc. (B-/B3)
2,175,000	8.750	05/15/12	2,175,000
TriMas Corp. (B-/Caa1)(b)
2,570,000	9.750	12/15/17	2,659,950

			5,856,495

Chemicals(a) – 1.3%
Hexion Finance Escrow LLC/Hexion Escrow Corp. (CCC+/B3)(b)
2,248,000	8.875	02/01/18	2,214,280
Terra Capital, Inc. (BB/B1)
2,610,000	7.750	11/01/19	3,151,575

			5,365,855

Consumer Products – Household & Leisure(a) – 0.4%
Central Garden & Pet Co. (B/B2)
1,895,000	8.250	03/01/18	1,923,425

Distributors(a) – 1.4%
El Paso Performance-Linked Trust (NR/Ba3)(b)
425,000	7.750%	07/15/11	439,992
Ferrellgas Partners LP (B-/B2)
3,000,000	8.750	06/15/12	3,037,500
Ferrellgas Partners LP/Ferrellgas Partners Finance Corp. (B-/B2)
1,315,000	8.625	06/15/20	1,315,000
Suburban Propane Partners LP (BB-/Ba3)
1,070,000	7.375	03/15/20	1,084,712

			5,877,204

Electric(a)(b) – 0.1%
The AES Corp. (BB+/Ba3)
500,000	8.750	05/15/13	507,500

Energy – Exploration & Production(a) – 12.2%
Chesapeake Energy Corp. (BB/Ba3)
5,800,000	7.500	09/15/13	5,887,000
3,315,000	6.375	06/15/15	3,261,131
1,510,000	6.625	01/15/16	1,485,463
Comstock Resources, Inc. (B/B2)
1,100,000	8.375	10/15/17	1,122,000
CONSOL Energy, Inc. (BB/B1)(b)
835,000	8.000	04/01/17	859,006
225,000	8.250	04/01/20	231,750
Continental Resources, Inc. (BB/B1)
786,000	8.250	10/01/19	829,230
315,000	7.375 (b)	10/01/20	316,575
EXCO Resources, Inc. (B/B3)
4,100,000	7.250	01/15/11	4,110,250
KCS Energy, Inc. (B/B3)
4,347,000	7.125	04/01/12	4,357,867
Newfield Exploration Co. (BB+/Ba3)
680,000	6.625	09/01/14	700,400
1,250,000	6.625	04/15/16	1,271,875
1,975,000	6.875	02/01/20	1,984,875
PetroHawk Energy Corp. (B/B3)
10,275,000	9.125	07/15/13	10,724,531
Plains Exploration & Production Co. (BB-/B1)
825,000	10.000	03/01/16	911,625
2,320,000	7.625	04/01/20	2,296,800
Quicksilver Resources, Inc. (B/B2)
1,271,000	8.250	08/01/15	1,296,420
Southwestern Energy Co. (BB+/Ba2)
4,875,000	7.500	02/01/18	5,289,375
Whiting Petroleum Corp. (BB/B1)
2,825,000	7.250	05/01/12	2,832,063
1,015,000	7.250	05/01/13	1,027,688
1,525,000	7.000	02/01/14	1,555,500

			52,351,424

Energy – Refining(a)(b) – 0.4%
Expro Finance Luxembourg SCA (B+/B1)
1,700,000	8.500	12/15/16	1,716,819

Energy – Services(a)(b) – 0.5%
Trico Shipping AS (B-/B1)
2,210,000	11.875	11/01/14	2,106,297

Entertainment(a)(b) – 2.9%
MU Finance PLC (NR/NR)
GBP 2,525,000	8.750	02/01/17	3,755,051
$4,450,000	8.375	02/01/17	4,427,750
Universal City Development Partners Ltd. (CCC+/B3)
4,090,000	8.875	11/15/15	4,151,350

			12,334,151

Environmental(a) – 0.2%
Clean Harbors, Inc. (BB-/Ba2)
750,000	7.625	08/15/16	762,188

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CREDIT STRATEGIES FUND

Principal	Interest		Maturity
Amount	Rate		Date	Value

Corporate Obligations – (continued)

Finance – 11.6%
CIT Group Funding Co. of Delaware LLC (NR/NR)(a)
$3,000,000	10.250%		05/01/13	$3,120,000
494,000	10.250		05/01/14	512,525
CIT Group, Inc. (NR/NR)(a)
4,825,000	7.000		05/01/13	4,692,312
10,225,000	7.000		05/01/14	9,662,625
2,885,500	7.000		05/01/15	2,690,729
Discover Financial Services (BBB-/Ba1)(a)
600,000	10.250		07/15/19	713,818
GMAC International Finance BV (B/B3)
EUR 650,000	5.750		05/21/10	877,923
GMAC LLC (B/B3)
$2,925,000	5.750		09/27/10	2,925,000
GMAC, Inc. (B/B3)
EUR 7,450,000	5.750		09/27/10	10,082,549
$810,000	6.000		12/15/11	810,000
National Money Mart Co. (B+/B2)(a)(b)
3,150,000	10.375		12/15/16	3,335,063
SLM Corp. (BBB-/Ba1)
3,605,000	4.500		07/26/10	3,622,992
2,100,000	0.409	(d)	07/26/10	2,082,991
EUR 3,000,000	1.020	(d)	04/26/11	3,869,575
$1,200,000	0.479	(d)	10/25/11	1,141,134

				50,139,236

Food & Beverage(a)(b) – 0.5%
Pinnacle Foods Finance LLC (CCC+/Caa2)
825,000	9.250		04/01/15	849,750
Smithfield Foods, Inc. (B+/Ba3)
1,250,000	10.000		07/15/14	1,401,563

				2,251,313

Gaming(a)(b) – 2.7%
MGM Mirage, Inc. (B/B1)
9,916,000	10.375		05/15/14	10,808,440
Yonkers Racing Corp. (B+/B1)
655,000	11.375		07/15/16	705,762

				11,514,202

Health Care – Medical Products – 3.7%
Accellent, Inc. (B+/B1)(a)(b)
950,000	8.375		02/01/17	964,250
Bausch & Lomb, Inc. (B/Caa1)(a)
3,590,000	9.875		11/01/15	3,778,475
Boston Scientific Corp. (BBB-/Ba1)(a)
2,035,000	6.000		01/15/20	1,914,787
610,000	7.000		11/15/35	542,900
DJO Finance LLC/DJO Finance Corp. (B-/B3)(a)
1,750,000	10.875	(b)	11/15/14	1,903,125
3,000,000	10.875		11/15/14	3,262,500
Inverness Medical Innovations, Inc. (B-/B2)(a)
2,575,000	7.875		02/01/16	2,536,375
1,250,000	7.875	(b)	02/01/16	1,223,438

				16,125,850

Health Care – Services(a) – 6.3%
Alliance HealthCare Services, Inc. (B/B3)(b)
475,000	8.000		12/01/16	442,938
DaVita, Inc. (B+/B1)
4,478,000	6.625		03/15/13	4,511,585
DaVita, Inc. (B/B2)
965,000	7.250		03/15/15	984,300
HCA, Inc. (BB/Ba3)(b)
9,170,000	7.875		02/15/20	9,559,725
2,300,000	7.250		09/15/20	2,334,500
HEALTHSOUTH Corp. (CCC+/Caa1)
565,000	8.125		02/15/20	565,000
Tenet Healthcare Corp. (BB-/B2)(b)
4,600,000	8.875		07/01/19	4,979,500
Tenet Healthcare Corp. (CCC+/Caa2)
1,280,000	7.375		02/01/13	1,292,800
U.S. Oncology, Inc. (B/Ba3)
1,840,000	9.125		08/15/17	1,922,800
Vanguard Health Holding Co. II (CCC+/B3)(b)
725,000	8.000		02/01/18	706,875

				27,300,023

Lodging(a) – 1.2%
Felcor Lodging LP (NR/B2)
4,880,000	10.000		10/01/14	5,014,200

Media(a) – 1.8%
DIRECTV Holdings LLC (BBB-/Baa3)
6,309,000	6.375		06/15/15	6,537,701
Lamar Media Corp. (BB/Ba3)
1,225,000	9.750		04/01/14	1,341,375

				7,879,076

Media – Broadcasting & Radio(a) – 0.5%
Univision Communications, Inc. (B-/B2)(b)
1,650,000	12.000		07/01/14	1,819,125
UPC Holding BV (B-/B2)(b)
500,000	9.875		04/15/18	525,000

				2,344,125

Media – Cable – 6.5%
Cablevision Systems Corp. (B+/B1)(a)(b)
5,625,000	8.625		09/15/17	5,927,344
CCO Holdings LLC/CCO Holdings Capital Corp. (B/B2)(a)
810,000	8.750		11/15/13	832,275
Charter Communications Operating LLC (BB-/B1)(a)(b)
12,886,000	8.000		04/30/12	13,691,375
1,875,000	8.375		04/30/14	1,926,562
CSC Holdings, Inc. Series B (BB/Ba3)
1,490,000	7.625		04/01/11	1,558,913
Virgin Media Finance PLC (B/B1)(a)
3,850,000	9.500		08/15/16	4,201,312

				28,137,781

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CREDIT STRATEGIES FUND

Schedule of Investments (continued)
March 31, 2010

Principal	Interest	Maturity
Amount	Rate	Date	Value

Corporate Obligations – (continued)

Metals & Mining(a) – 2.5%
Teck Resources Ltd. (BB+/Ba1)
$420,000	10.250%	05/15/16	$500,850
8,320,000	10.750	05/15/19	10,192,000

			10,692,850

Packaging(a) – 1.0%
Crown Americas LLC (BB-/B1)
900,000	7.625	11/15/13	927,000
Graphic Packaging International, Inc. (B-/B3)
625,000	9.500	06/15/17	665,625
Owens-Brockway Glass Container, Inc. (BB+/Ba3)
2,350,000	6.750	12/01/14	2,399,937
Sealed Air Corp. (BB+/Baa3)(b)
500,000	7.875	06/15/17	542,348

			4,534,910

Paper(a)(b) – 1.7%
Georgia-Pacific LLC (BB+/Ba2)
6,925,000	8.250	05/01/16	7,530,938

Pipelines(a) – 0.4%
Regency Energy Partners LP (B/B1)
550,000	8.375	12/15/13	571,313
1,250,000	9.375 (b)	06/01/16	1,328,125

			1,899,438

Property/Casualty Insurance(a)(b)(d) – 0.2%
ZFS Finance USA Trust I (A/Baa1)
1,075,000	6.150	12/15/65	1,053,500

Railroads(a) – 0.7%
Kansas City Southern de Mexico (B+/B2)
1,910,000	9.375	05/01/12	1,957,674
RailAmerica, Inc. (BB-/B1)
1,075,000	9.250	07/01/17	1,146,219

			3,103,893

Retailers – 1.4%
AutoNation, Inc. (BB+/Ba2)(a)
875,000	6.750	04/15/18	861,770
GameStop Corp. (BB+/Ba1)(a)
4,520,000	8.000	10/01/12	4,689,500
JC Penney Corp., Inc. (BB/Ba1)
420,000	6.375	10/15/36	391,125

			5,942,395

Services Cyclical – Business Services(a)(b) – 0.4%
Garda World Security Corp. (B/B3)
625,000	9.750	03/15/17	640,451
The Geo Group, Inc. (BB-/B1)
1,158,000	7.750	10/15/17	1,181,160

			1,821,611

Services Cyclical – Consumer Services(a) – 0.4%
Service Corp. International (BB-/B1)
1,100,000	7.375	10/01/14	1,127,500
825,000	7.000	06/15/17	812,625

			1,940,125

Services Cyclical – Rental Equipment(a) – 0.7%
Mobile Mini, Inc. (B+/B2)
240,000	9.750	08/01/14	248,400
RSC Equipment Rental, Inc. (B-/Caa2)
750,000	9.500	12/01/14	744,375
United Rentals North America, Inc. (CCC+/Caa1)
2,195,000	7.750	11/15/13	2,112,688

			3,105,463

Telecommunications(a) – 4.2%
Cincinnati Bell, Inc. (B-/B2)
1,000,000	8.375	01/15/14	1,027,920
505,000	8.750	03/15/18	510,050
Qwest Corp. (BBB-/Ba1)
1,350,000	8.375	05/01/16	1,518,750
1,160,000	6.875	09/15/33	1,113,600
Windstream Corp. (B+/Ba3)
6,175,000	8.125	08/01/13	6,452,875
3,375,000	8.625	08/01/16	3,438,281
4,060,000	7.875	11/01/17	3,988,950

			18,050,426

Telecommunications – Cellular(a) – 6.7%
Clearwire Communications LLC/Clearwire Finance, Inc. (B-/Caa1)(b)
9,375,000	12.000	12/01/15	9,562,500
Crown Castle International Corp. (B-/B1)
1,425,000	9.000	01/15/15	1,542,562
Nextel Communications, Inc. (BB-/Ba2)
3,205,000	6.875	10/31/13	3,124,875
Sprint Capital Corp. (BB-/Ba3)
12,310,000	8.375	03/15/12	12,802,400
Sprint Nextel Corp. (BB-/Ba3)
1,850,000	8.375	08/15/17	1,859,250

			28,891,587

Telecommunications – Satellites(a) – 2.9%
Intelsat Subsidiary Holding Co. Ltd. (B+/B3)
9,920,000	8.500	01/15/13	10,081,200
2,220,000	8.875	01/15/15	2,286,600

			12,367,800

TOTAL CORPORATE OBLIGATIONS
(Cost $359,918,974)			$367,510,688

Convertible Obligations – 7.0%

Airlines(a)(c) – 0.8%
UAL Corp. (CCC/NR)
$950,000	4.500%	06/30/11	$937,396
UAL Corp. (NR/NR)
2,650,000	5.000	02/01/21	2,604,950

			3,542,346

Chemicals – 0.2%
Ferro Corp. (CCC+/B2)
625,000	6.500	08/15/13	598,423

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CREDIT STRATEGIES FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Convertible Obligations – (continued)

Energy – Exploration & Production(a)(c) – 0.5%
St. Mary Land & Exploration Co. (NR/NR)
$1,885,000	3.500%	04/01/27	$1,885,000

Food & Drug Retailers – 1.1%
Great Atlantic & Pacific Tea Co. (CCC/Caa3)
3,743,000	5.125	06/15/11	3,607,316
1,375,000	6.750 (a)	12/15/12	1,206,563

			4,813,879

Health Care – Medical Products – 0.7%
Hologic, Inc. (BB-/NR)(a)(c)(e)
2,060,000	2.000	12/15/37	1,851,991
Wright Medical Group, Inc. (NR/NR)
1,150,000	2.625	12/01/14	1,027,755

			2,879,746

Health Care – Services(a) – 0.5%
LifePoint Hospitals, Inc. (B/B1)(c)
625,000	3.250	02/15/13	610,262
LifePoint Hospitals, Inc. (B/NR)
1,412,000	3.500	05/15/14	1,413,934

			2,024,196

Media – Broadcasting & Radio(a) – 0.0%
Sirius XM Radio, Inc. (B/NR)
148,000	3.250	10/15/11	140,970

Noncaptive-Financial – 1.0%
Dollar Financial Corp. (NR/NR)(a)(c)
950,000	2.875	06/30/27	881,600
KKR Financial Holdings LLC (NR/NR)
2,400,000	7.000	07/15/12	2,398,272
National Financial Partners Corp. (NR/NR)
1,215,000	0.750	02/01/12	1,069,229

			4,349,101

Pipelines(a)(c) – 0.1%
Goodrich Petroleum Corp. (NR/NR)
575,000	3.250	12/01/26	536,906

Services Cyclical – Rental Equipment(a)(c) – 0.3%
United Rentals North America, Inc. (CCC+/Caa1)
1,456,000	1.875	10/15/23	1,441,440

Technology – 1.8%
ADC Telecommunications, Inc. (NR/NR)(a)(d)
125,000	0.831	06/15/13	106,306
Advanced Micro Devices, Inc. (B-/NR)
1,500,000	5.750	11/01/21	1,503,540
Alcatel-Lucent USA, Inc. (B/B1)(a)(c)
2,525,000	2.875	06/15/25	2,187,173
Linear Technology Corp. (NR/NR)(a)(c)
1,510,000	3.000	05/01/27	1,468,475

SAVVIS, Inc. (NR/NR)
1,600,000	3.000	05/15/12	1,484,000
VeriFone Holdings, Inc. (B/NR)
1,250,000	1.375	06/15/12	1,148,437

			7,897,931

TOTAL CONVERTIBLE OBLIGATIONS
(Cost $29,354,637)			$30,109,938

Senior Term Loans(f) – 2.1%

Automotive – 0.2%
Ford Motor Co. (B-/B1)
$140,716	3.260%	12/16/13	$136,030
Ford Motor Co. (B-/Ba3)
548,346	3.260	12/16/13	525,803

			661,833

Chemicals(g) – 0.2%
Lyondell Chemical Co. (BB-/Ba1)
1,000,154	9.168	06/03/10	1,034,819

Finance – 0.3%
Daimler Chrysler Financial Services Americas LLC (C/Ca)
1,500,000	6.730	08/03/12	1,492,500

Gaming – 0.2%
Chester Downs and Marina LLC (B/B3)
962,500	12.375	07/29/16	982,953

Health Care – Services – 0.7%
HCA, Inc. (BB/Ba2)
3,043,518	2.540	11/18/13	2,966,243

Media – Non Cable – 0.3%
Dex Media East LLC (B/NR)
1,331,653	2.761	10/24/14	1,185,185

Technology – Hardware – 0.2%
Spansion LLC (NR/NR)
875,000	7.750	01/08/15	881,563

TOTAL SENIOR TERM LOANS
(Cost $8,794,453)			$9,205,096

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $398,068,064)			$406,825,722

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CREDIT STRATEGIES FUND

Schedule of Investments (continued)
March 31, 2010

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-term Investment(h) – 2.9%

Repurchase Agreement – 2.9%
Joint Repurchase Agreement Account II
$12,500,000	0.019%	04/01/10	$12,500,000
Maturity Value: $12,500,007
(Cost $12,500,000)

TOTAL INVESTMENTS – 97.1%
(Cost $410,568,064)			$419,325,722

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.9%			12,349,779

NET ASSETS – 100.0%			$431,675,501

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Securities with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(b)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $115,187,122, which represents approximately 26.7% of net assets as of March 31, 2010.

(c)	Securities with “Put” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(d)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2010.

(e)	Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect at March 31, 2010.

(f)	Senior Term Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the Senior Term Loans will have an expected average life of approximately two to three years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility at March 31, 2010. Senior Term Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(g)	Security has additional commitments and contingencies. Principal amount, cost and value exclude unfunded commitments.

(h)	Joint repurchase agreement was entered into on March 31, 2010. Additional information appears on pages 15-16.

Security ratings disclosed, if any, are issued by Standard & Poor’s/Moody’s Investors Service and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

Investment Abbreviations:
LIBOR	—	London Interbank Offered Rate
NR	—	Not Rated

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CREDIT STRATEGIES FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2010, the Fund had outstanding forward foreign currency exchange contracts, to sell foreign currencies:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

		Contract	Expiration	Value on	Current	Unrealized
Counterparty	Currency	Type	Date	Settlement Date	Value	Gain

Citibank NA	EUR	Sale	04/07/10	$731,653	$675,330	$56,323
		Sale	04/26/10	13,537,360	12,390,535	1,146,825
		Sale	05/24/10	1,731,552	1,722,151	9,401
		Sale	06/01/10	4,500,000	4,063,890	436,110
		Sale	06/09/10	739,000	675,355	63,645
		Sale	06/17/10	2,175,780	2,026,066	149,714
		Sale	06/21/10	1,289,745	1,215,639	74,106
		Sale	09/16/10	5,088,703	4,997,084	91,619
	GBP	Sale	07/06/10	1,250,000	1,173,859	76,141
		Sale	08/09/10	2,360,284	2,274,475	85,809
Deutsche Bank AG (London)	EUR	Sale	07/09/10	2,783,080	2,701,387	81,693
		Sale	09/15/10	1,200,000	1,139,549	60,451
Morgan Stanley & Co.		Sale	04/06/10	1,750,000	1,595,575	154,425

TOTAL						$2,486,262

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CREDIT STRATEGIES FUND

Schedule of Investments (continued)
March 31, 2010

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At March 31, 2010, the Fund had outstanding swap contracts with the following terms:

INTEREST RATE SWAP CONTRACTS

				Rates Exchanged
	Notional			Payments	Payments
	Amount		Termination	received by	made by	Unrealized
Counterparty	(000s)		Date	the Fund	the Fund	Gain (Loss)*

Citibank NA	$1,750		03/23/17	3 month LIBOR	3.236%	$5,714
	1,350	(a)	04/06/17	3 month LIBOR	3.308	—
	7,950		12/11/19	3 month LIBOR	3.544	62,431
	1,350		03/29/20	3 month LIBOR	3.805	258

TOTAL						$68,403

*	There are no upfront payments on the swap contract(s), therefore, the unrealized gain/loss of the swap contract(s) is equal to their market value.

(a)	Represents forward starting interest rate swap whose effective date of commencement of accruals and cash flows occur subsequent to March 31, 2010.

UNFUNDED LOAN COMMITMENT — At March 31, 2010, the Fund had an unfunded loan commitment which could be extended at the option of the borrower, pursuant to the following loan agreement:

	Unfunded Loan		Unrealized
Borrower	Commitment	Notional Value	Gain (Loss)

Lyondell Chemical Co., due 06/03/10	$499,846	$517,171	$17,325

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CREDIT STRATEGIES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

JOINT REPURCHASE AGREEMENT ACCOUNT II — At March 31, 2010, the Fund had an undivided interest in the Joint Repurchase Agreement Account II which equaled $12,500,000 in principal amount.

REPURCHASE AGREEMENTS

	Principal	Interest	Maturity	Maturity
Counterparty	Amount	Rate	Date	Value

Banc of America Securities LLC	$380,000,000	0.030%	04/01/10	$380,000,317

Barclays Capital, Inc.	1,203,200,000	0.030	04/01/10	1,203,201,003

BNP Paribas Securities Co.	1,000,000,000	0.005	04/01/10	1,000,000,139

BNP Paribas Securities Co.	2,000,000,000	0.010	04/01/10	2,000,000,556

Citigroup Global Markets, Inc.	1,500,000,000	0.020	04/01/10	1,500,000,833

Credit Suisse Securities (USA) LLC	875,000,000	0.020	04/01/10	875,000,486

Deutsche Bank Securities, Inc.	1,450,000,000	0.030	04/01/10	1,450,001,208

JPMorgan Securities	950,000,000	0.005	04/01/10	950,000,132

JPMorgan Securities	335,000,000	0.020	04/01/10	335,000,186

Merrill Lynch & Co., Inc.	850,000,000	0.030	04/01/10	850,000,708

Morgan Stanley & Co.	2,250,000,000	0.020	04/01/10	2,250,001,250

RBS Securities, Inc.	1,500,000,000	0.020	04/01/10	1,500,000,833

UBS Securities LLC	500,000,000	0.010	04/01/10	500,000,139

UBS Securities LLC	58,900,000	0.020	04/01/10	58,900,033

Wells Fargo Securities LLC	3,750,000,000	0.020	04/01/10	3,750,002,083

TOTAL				$18,602,109,906

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CREDIT STRATEGIES FUND

Schedule of Investments (continued)
March 31, 2010

ADDITIONAL INVESTMENT INFORMATION (continued)

At March 31, 2010, the Joint Repurchase Agreement Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates

Federal Home Loan Bank	0.000% to 3.750%	06/11/10 to 06/13/14

Federal Home Loan Mortgage Corp.	0.179 to 13.250	04/30/10 to 04/01/40

Federal National Mortgage Association	0.000 to 12.750	04/01/10 to 03/01/50

Federal National Mortgage Association Interest-Only Stripped Security	0.000	01/15/16

Government National Mortgage Association	3.500 to 6.500	09/15/18 to 03/20/40

Tennessee Valley Authority Interest-Only Stripped Security	0.000	11/01/10

U.S. Treasury Interest-Only Stripped Securities	0.000	04/15/10 to 02/15/16

U.S. Treasury Notes	0.875 to 4.625	12/15/10 to 03/31/17

The aggregate market value of the collateral, including accrued interest, was $19,008,833,377.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CREDIT STRATEGIES FUND

Statement of Assets and Liabilities
March 31, 2010

Assets:

Investments in securities, at value (identified cost $410,568,064)	$419,325,722
Cash	503,078
Foreign currencies, at value (identified cost $10,253,402)	10,147,010
Receivables:
Interest receivable, at value	8,382,251
Investment securities sold, at value	5,065,566
Fund shares sold	4,307,208
Forward foreign currency exchange contracts, at value	2,486,262
Swap contracts, at value	68,403
Reimbursement from investment adviser	58,559
Unfunded loan commitment	17,325
Deferred offering costs	60,733
Other assets	4,064

Total assets	450,426,181

Liabilities:

Payables:
Investment securities purchased	14,282,979
Due to broker — collateral for forward foreign currency exchange and swap contracts	2,630,108
Income distribution	1,270,770
Amounts owed to affiliates	490,513
Accrued expenses	76,310

Total liabilities	18,750,680

Net Assets:

Paid-in capital	414,823,984
Accumulated undistributed net investment income	42,899
Accumulated net realized gain from investment, swap and foreign currency related transactions	5,605,246
Net unrealized gain on investments, swaps and translation of assets and liabilities denominated in foreign currencies	11,203,372

NET ASSETS	$431,675,501

Shares Outstanding $0.001 par value (unlimited number of shares authorized):	40,168,984
Net asset value, offering price per share:(a)	$10.75

(a)	Maximum public offering price per share (NAV per share multiplied by 1.0256) is $11.03.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CREDIT STRATEGIES FUND

Statement of Operations
For the Period Ended March 31, 2010(a)

Investment income:

Interest	$15,522,409

Expenses:

Management fees	2,081,405
Service fees	516,086
Transfer Agent fees	312,211
Amortization of offering costs	216,908
Professional fees	121,288
Custody and accounting fees	70,868
Registration fees	63,820
Printing and mailing costs	53,042
Trustee fees	19,306
Other	9,372

Total expenses	3,464,306

Less — expense reductions	(138,048)

Net expenses	3,326,258

NET INVESTMENT INCOME	12,196,151

Realized and unrealized gain (loss) from investment, swap, unfunded loan commitments and foreign currency related transactions:

Net realized gain (loss) from:
Investment transactions	8,770,082
Swap contracts	12,335
Foreign currency related transactions	(558,392)
Unrealized gain on:
Investments	8,757,658
Swap contracts	68,403
Unfunded loan commitments	17,325
Translation of assets and liabilities denominated in foreign currencies	2,359,986

Net realized and unrealized gain from investment, swap, unfunded loan commitments and foreign currency related transactions	19,427,397

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$31,623,548

(a)	Commenced operations on June 15, 2009.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CREDIT STRATEGIES FUND

Statement of Changes in Net Assets
For the Period Ended March 31, 2010(a)

From operations:

Net investment income	$12,196,151
Net realized gain from investment, swap and foreign currency related transactions	8,224,025
Unrealized gain on investments, swaps, unfunded loan commitments and translation of assets and liabilities denominated in foreign currencies	11,203,372

Net increase in net assets resulting from operations	31,623,548

Distributions to shareholders:

From net investment income	(11,988,127)
From net realized gains	(3,037,202)

Total distributions to shareholders	(15,025,329)

From share transactions:

Net proceeds from sales of shares	429,835,515
Reinvestment of distributions	11,559,507
Cost of shares redeemed	(26,417,740)

Net increase in net assets resulting from share transactions	414,977,282

TOTAL INCREASE	431,575,501

Net assets:

Beginning of period	100,000

End of period	$431,675,501

Accumulated undistributed net investment income	$42,899

(a)	Commenced operations on June 15, 2009.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CREDIT STRATEGIES FUND

Notes to Financial Statements
March 31, 2010

1. ORGANIZATION

Goldman Sachs Credit Strategies Fund (the “Fund”) is a continuously offered, non-diversified, closed-end management investment company registered under the Investment Company Act of 1940 (the “Act”) which commenced operations on June 15, 2009. The Fund seeks a total return comprised of income and capital appreciation. The Fund is organized as a Delaware statutory trust and was established by the Declaration of Trust as amended and restated on March 12, 2009. The Fund currently offers one class of common shares (the “Shares”). The Fund charges a maximum sales charge of 2.50% of the Fund’s offering price. Goldman, Sachs & Co. (“Goldman Sachs” or the “Distributor”) serves as Distributor of the Shares pursuant to a Distribution Agreement. Goldman Sachs will receive no compensation for its services as Distributor.
The Fund is an “interval fund”, a type of fund which, in order to provide some liquidity to shareholders, makes quarterly offers to repurchase between 5% and 25% of its outstanding Shares at net asset value (“NAV”), pursuant to Rule 23c-3 under the Act.
Goldman Sachs Asset Management, L.P (“GSAM”), an affiliate of Goldman Sachs, serves as the investment adviser pursuant to a management agreement (the “Agreement”) with the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect the amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

A. Investment Valuation — The investment valuation policy of the Fund is to value investments at market value. Debt securities for which market quotations are readily available are valued on the basis of quotations furnished by an independent pricing service approved by the trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from bond dealers to determine current value. If accurate quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the trustees. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates market value.
Investments in equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. In the absence of market quotations, broker quotes will be utilized or the security will be fair valued. Investments in investment companies (other than those that are exchange traded) are valued at the NAV per share on the valuation date.
GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; government actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; and trading limits or suspensions.

GOLDMAN SACHS CREDIT STRATEGIES FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

B. Security and Fund Share Transactions, and Investment Income — Security and Fund share transactions are reflected for financial reporting purposes as of the trade date, which may cause the NAV as stated in the accompanying financial statement to be different than the NAV applied to Fund share transactions. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Dividend income is recognized on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Fund, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. Realized gains and losses resulting from principal paydowns on mortgage-backed and asset-backed securities are included in interest income. Market discounts, original issue discount and market premiums on debt securities are accreted/amortized to interest income over the life of the security with a corresponding adjustment in the cost basis of that security. In addition, it is the Fund’s policy to accrue for foreign capital gains taxes, if applicable, on certain foreign securities held by the Fund. An estimated foreign capital gains tax is recorded daily on net unrealized gains on these securities and is payable upon the sale of such securities when a gain is realized.

C. Expenses — Expenses incurred by the Fund that do not specifically relate to the Fund or may be shared with other registered investment companies having management agreements with GSAM, as appropriate, are allocated to the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expense and are accrued daily.

D. Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”) applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal income tax provisions are required. Distributions to shareholders are recorded on the ex-dividend date. Income, if any, is declared daily and paid quarterly and capital gains distributions, if any, are declared and paid annually.
Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. The Fund’s capital accounts on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character, but do not reflect temporary differences.
GSAM has reviewed the Fund’s tax positions for the current tax year and has concluded that no provision for income tax is required in the Fund’s financial statements. Such an open tax year remains subject to examination and adjustment by tax authorities.

E. Foreign Currency Translations — The books and records of the Fund are accounted for in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars based upon 4:00 p.m. Eastern Time exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions as of 4:00 p.m. Eastern Time.
Net realized and unrealized gain (loss) on foreign currency transactions represents: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment security transactions and forward foreign currency exchange contracts; and (iii) gains and losses from the difference between amounts of dividends, interest and foreign withholding taxes recorded and the amounts actually received. The effect of changes in foreign currency exchange rates on equity securities and derivative instruments is included with the net realized and change in unrealized gain (loss) on investments on the Statement of Operations. The effect of changes in foreign currency exchange rates on fixed income securities sold during the period is included with the net realized gain (loss) on foreign currency related transactions, while the effect of changes in foreign currency exchange rates on fixed

GOLDMAN SACHS CREDIT STRATEGIES FUND

Notes to Financial Statements (continued)
March 31, 2010

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

income securities held at period end is included with the net change in unrealized gain (loss) on investments on the Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases and decreases in unrealized gain (loss) on foreign currency related transactions.
Non U.S. currency symbols utilized throughout the report are defined as follows:

EUR = Euro	GBP = British Pound

F. Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions, portfolio positions or to seek to increase total return. All contracts are marked to market daily at the applicable forward rate. Unrealized gains or losses on forward foreign currency exchange contracts are recorded by the Fund on a daily basis and realized gains or losses are recorded on the settlement date of a contract.
Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.
The contractual amounts of forward foreign currency contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Fund must set aside liquid assets, or engage in other appropriate measures, to cover their obligations under these contracts.

G. Offering and Organization Costs — Offering costs paid in connection with the offering of shares of the Fund are amortized on a straight-line basis over 12 months from the date of commencement of operations. Organization costs paid in connection with the organization of the Fund have been borne directly by GSAM.

H. Repurchase Agreements — The Fund may enter into repurchase agreements which involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Fund, including accrued interest is required to exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Fund may be delayed or limited and there may be a decline in the value of the collateral during the period while the Fund seeks to assert its rights. The underlying securities for all repurchase agreements are held at the Fund’s custodian or designated sub-custodians under tri-party repurchase agreements.
Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Fund, together with other registered investment companies having management agreements with GSAM, or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Fund’s credit exposure is allocated to the underlying repurchase agreements counterparties on a pro-rata basis. With the exception of certain transaction fees, the Fund is not subject to any expenses in relation to these investments.

I. Senior Term Loans — The Fund may invest in Senior Term Loans, while exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Senior Term Loans are portions of loans originated by banks and sold in pieces to investors. These floating rate loans (“Loans”) in which the Fund invests are arranged through private negotiations between the borrower and one or more financial institutions (“Lenders”). The Fund invests in such Loans in the form of participations in Loans (“Participations”) or assignments of all or a portion of loans from third parties (“Assignments”). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the

GOLDMAN SACHS CREDIT STRATEGIES FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. The Fund may also enter into certain credit agreements, all or a portion of which may be unfunded. Unfunded Loan Commitments represent the remaining obligation of the Fund to the borrower. The Fund is obligated to fund these commitments at the borrower’s discretion. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit of a Senior Term Loan. All Senior Term Loans and Unfunded Loan Commitments involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower. Senior Term Loans including Unfunded Loan Commitments are marked to market daily using pricing vendor quotations, and the change in value, if any, is recorded as an unrealized gain or loss.

J. Swap Contracts — The Fund may enter into swap transactions for hedging purposes or to seek to increase total return. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net payment to be received by the Fund and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. Entering into these agreements involves, to varying degrees, market risk, liquidity risk and elements of credit, legal and documentation risk in excess of amounts recognized in the Statement of Assets and Liabilities. The Fund may pay or receive cash as collateral on these contracts which is recorded as an asset and/or liability. The Fund must set aside liquid assets, or engage in other appropriate measures, to cover its obligations under these contracts.
Swaps are marked to market daily using either pricing vendor quotations, counterparty prices or model prices and the change in value, if any, is recorded as an unrealized gain or loss. Upfront payments made and/or received by the Fund, are recorded as an asset and/or liability and realized gains or losses are recognized ratably over the contract’s term/event, with the exception of forward starting interest rate swaps, whose realized gains or losses are recognized ratably from the effective start date. Periodic payments received or made on swap contracts are recorded as realized gains or losses. Gains or losses are realized upon termination of a swap contract and are recorded on the Statement of Operations. The Fund invests in the following type of swap:
An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in specified prices, rates or indices for a specified amount of an underlying asset or notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

3. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the trustees.
As compensation for its services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, computed daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.
For the period ended March 31, 2010, contractual and effective net management fee with GSAM was at the following rates:

Contractual Management Rates
First	Next	Next	Next	Over	Effective Net
$1 billion	$1 billion	$3 billion	$3 billion	$8 billion	Management Rate

1.00%	0.90%	0.86%	0.84%	0.82%	1.00%

GOLDMAN SACHS CREDIT STRATEGIES FUND

Notes to Financial Statements (continued)
March 31, 2010

3. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

B. Service Plan — The Fund has adopted a Service Plan (the “Plan”). Under the Plan, Goldman Sachs is entitled to receive a fee (“Service fee”) equal to, on an annual basis, up to 0.25% of the Fund’s average daily net assets attributed to the Shares. This fee is for personal and account maintenance services, and may be used to make payments: (i) to Goldman Sachs, or (ii) by Goldman Sachs to certain brokers, dealers and financial service firms that have entered into agreements with Goldman Sachs to provide such services.

C. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent for the Fund for a fee pursuant to a Transfer Agency Agreement. The fee charged for such transfer agency services is calculated daily and paid monthly at an annual rate of 0.15% of the average daily net assets of the Shares.

D. Other Agreements — GSAM has voluntarily agreed to limit certain “Other Expenses” of the Fund (excluding management fees, service fees, transfer agent fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent that such expenses exceed, on an annual basis, 0.20% of the average daily net assets of the Fund. Such Other Expenses reimbursement, if any, are computed daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. These Other Expenses limitations may be modified or terminated at any time at the option of GSAM. For the period ended March 31, 2010, GSAM reimbursed $138,048 to the Fund.
As of March 31, 2010, the amounts owed to affiliates were $350,366, $87,592 and $52,555 for management, service, and transfer agent fees, respectively.

E. Line of Credit Facility — As of March 31, 2010, the Fund participated in a $660,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates. Pursuant to the terms of the facility, the Fund and other borrowers may increase the credit amount by an additional $340,000,000, for a total of up to $1 billion. The facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. This facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the period ended March 31, 2010, the Fund did not have any borrowings under the facility.

4. FAIR VALUE OF INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;
Level 2 — Quoted prices in markets that are not active or financial instruments for which all significant inputs are observable, either directly or indirectly;
Level 3 — Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

GOLDMAN SACHS CREDIT STRATEGIES FUND

4. FAIR VALUE OF INVESTMENTS (continued)

The following is a summary of the Fund’s investments categorized in the fair value hierarchy as of March 31, 2010:

	Level 1	Level 2	Level 3

Assets
Fixed Income
Corporate Obligations	$—	$367,510,688	$—
Convertible Obligations	—	30,109,938	—
Senior Term Loans	—	9,205,096	—
Short-term Investments	—	12,500,000	—
Unfunded Loan Commitment	—	17,325	—
Derivatives	—	2,554,665	—

Total	$—	$421,897,712	$—

5. INVESTMENTS IN DERIVATIVES

The Fund may make investments in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over the counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivatives also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument.
The following table sets forth the gross value of the Fund’s derivative contracts for trading activities by certain risk types as of March 31, 2010. The values in the table below exclude the effects of cash collateral received or posted pursuant to derivative contracts, and therefore are not representative of the Fund’s net exposure.

Risk	Statement of Assets and Liabilities Location	Derivative Assets

Interest rate	Receivables for swap contracts, at value	$68,403

Currency	Receivables for forward foreign currency exchange contracts, at value	2,486,262

Total		$2,554,665

The following table sets forth by certain risk types the Fund’s gains (losses) related to derivative activities and their indicative volumes for the period ended March 31, 2010. These gains (losses) should be considered in the context that derivative contracts may have been executed to economically hedge securities and accordingly, gains or losses on derivative

GOLDMAN SACHS CREDIT STRATEGIES FUND

Notes to Financial Statements (continued)
March 31, 2010

5. INVESTMENTS IN DERIVATIVES (continued)

contracts may offset losses or gains attributable to securities. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statement of Operations:

			Net Change in	Average
		Net Realized	Unrealized	Number of
Risk	Statement of Operations Location	Gain (Loss)	Gain (Loss)	Contracts(a)

Interest rate	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	$12,335	$68,403	4

Currency	Net realized gain (loss) from foreign currency related transactions/Net change in unrealized gain (loss) on translation of assets and liabilities denominated in foreign currencies	48,743	2,486,262	8

Total		$61,078	$2,554,665	12

(a)	Average number of contracts is based on the average of quarter end balances for the period ended March 31, 2010.

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the period ended March 31, 2010, were $700,501,507 and $309,218,767, respectively.

7. TAX INFORMATION

The tax character of distributions paid during the period ended March 31, 2010 in the amount of $15,025,329 was ordinary income.

As of March 31, 2010, the Fund’s components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$9,403,206

Timing differences (income distribution)	(1,270,770)
Unrealized gains — net	8,719,081

Total accumulated gains — net	$16,851,517

As of March 31, 2010, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$410,651,992

Gross unrealized gain	10,359,272
Gross unrealized loss	(1,685,542)

Net unrealized security gain	$8,673,730

Net unrealized gain on other investments	45,351

Net unrealized gain	$8,719,081

GOLDMAN SACHS CREDIT STRATEGIES FUND

7. TAX INFORMATION (continued)

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable to wash sales, net mark-to-market gains (losses) on foreign currency exchange contracts, and differences related to the tax treatment of swap transactions.
In order to present certain components of the Fund’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Fund’s accounts. These reclassifications have no impact on the net asset value of the Fund and result from certain non-deductible expenses and differences in the tax treatment of foreign currency exchange transactions, consent fees and swap transactions.

Accumulated
	Accumulated	Undistributed
	Net Realized	Net Investment
Paid-in Capital	Gain	Income

$(253,298)	$418,423	$(165,125)

8. OTHER RISKS

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and foreign currency with foreign banks, agents, and securities depositories (each a “Foreign Custodian”) appointed by the Fund’s custodian. Investments in emerging markets may be subject to greater custody risks than investments in more developed markets. Custody services in emerging market countries are often undeveloped and may be less regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries. In some countries, Foreign Custodians may be subject to little or no regulatory oversight or independent evaluation of their operations. Furthermore, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters into bankruptcy.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Fund has unsettled or open transaction defaults.
Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, be subject to government ownership controls, have delayed settlements and their prices may be more volatile than those of comparable securities in the U.S.

Portfolio Concentration Risk — As a result of the Fund’s ability to invest a large percentage of its assets in obligations of issuers within the same country, state, industry or economic sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if its investments were not so concentrated.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

GOLDMAN SACHS CREDIT STRATEGIES FUND

Notes to Financial Statements (continued)
March 31, 2010

10. SUBSEQUENT EVENT

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued. Other than the item discussed below, GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

Legal Proceedings — On April 16, 2010, the SEC brought an action under the U.S. federal securities laws in the U.S. District Court for the Southern District of New York against Goldman Sachs and one of its employees alleging that they made materially misleading statements and omissions in connection with a 2007 private placement of securities relating to a synthetic collateralized debt obligation sold to two institutional investors. Goldman Sachs and/or other affiliates of The Goldman Sachs Group, Inc. have received or may in the future receive notices and requests for information from various regulators, and have become or may in the future become involved in legal proceedings, based on allegations similar to those made by the SEC or other matters.
Neither Goldman Sachs Asset Management, L.P. or Goldman Sachs Asset Management International (collectively “GSAM”) nor any GSAM-managed funds have been named in the complaint. Moreover, the SEC complaint does not seek any penalties against them or against any employee who is or has been part of GSAM.
In the view of Goldman Sachs and GSAM, neither the matters alleged in this or any such similar proceedings nor their eventual resolution are likely to have a material effect on the ability of Goldman Sachs, GSAM or their affiliates to provide services to GSAM-managed funds. Due to a provision in the law governing the operation of mutual funds, the resolution of the SEC action could, under certain circumstances, result in a situation in which Goldman Sachs, GSAM and their affiliates would be ineligible to serve as an investment adviser or principal underwriter for U.S.-registered mutual funds absent an exemption from the SEC. While there is no assurance that such an exemption would be granted, the SEC has granted this type of relief in the past.

11. SHARES OF BENEFICIAL INTEREST

Each quarter, the Board of Trustees, in its sole discretion, will determine the number of Shares that the Fund will offer to repurchase (the “Repurchase Offer Amount”) for a particular Repurchase Offer (defined below). The Repurchase Offer Amount will be at least 5% but not more than 25% of the total number of Shares outstanding on the date by which a shareholder can tender their Shares in response to a Repurchase Offer (“Repurchase Request Deadline”). In connection with any given Repurchase Offer, it is possible that the Fund may offer to repurchase only the minimum amount of 5% of its outstanding Shares on the Repurchase Request Deadline. If shareholders tender more than the Repurchase Offer Amount for a particular Repurchase Offer, the Fund may repurchase up to an additional 2% of the Shares outstanding on the Repurchase Request Deadline. The Fund may not be able to repurchase the entire amount of Shares a shareholder has tendered in a Repurchase Request for a particular Repurchase Offer if the aggregate tenders exceed the Repurchase Offer Amount and, when applicable, up to the additional 2% of Shares offered to be repurchased by the Fund.
For the period ended March 31, 2010 the Fund extended the following Repurchase Offers:

	Percentage of Outstanding Shares
Repurchase Request	the Fund Offered to be	Amount of Shares the Fund	Number of Shares
Deadline	Repurchased	Offered to Repurchase	Tendered

09/18/2009	5%	1,017,608	488,958

12/18/2009	5%	1,515,196	1,222,176

03/19/2010	8%	3,130,622	783,080

GOLDMAN SACHS CREDIT STRATEGIES FUND

11. SHARES OF BENEFICIAL INTEREST (continued)

The Fund is authorized to issue an unlimited number of shares and at the date of this report has registered 125,100,000 shares, par value $0.001 each. Transactions in shares of beneficial interest were as follows:

For the period ended
March 31, 2010(a)
Shares

Shares sold	41,565,255
Reinvestment of distributions	1,087,943
Shares repurchased	(2,494,214)

NET INCREASE	40,158,984

(a)	Commenced operations on June 15, 2009.

GOLDMAN SACHS CREDIT STRATEGIES FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout the Period

		Income from			Distributions
	Net asset	investment operations			to shareholders
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
	of period	income(a)	gain	operations	income	gains	distributions

FOR THE PERIOD ENDED MARCH 31,

2010 - A (Commenced June 15, 2009)	$10.00	$0.48	$0.82	$1.30	$(0.45)	$(0.10)	$(0.55)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CREDIT STRATEGIES FUND

Ratio of
		Net assets,	Ratio of	Ratio of	net investment
Net asset		end of	net expenses	total expenses	income	Portfolio
value, end	Total	period	to average	to average	to average	turnover
of period	return(b)	(in 000s)	net assets(c)	net assets(c)	net assets(c)	rate

$10.75	13.33%	$431,676	1.60%	1.67%	5.88%	122%

The accompanying notes are an integral part of these financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Goldman Sachs Credit Strategies Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Credit Strategies Fund (the “Fund”), at March 31, 2010, the results of its operations, the changes in its net assets and the financial highlights for the period indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at March 31, 2010 by correspondence with the custodian, brokers and agent banks, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
May 21, 2010

GOLDMAN SACHS CREDIT STRATEGIES FUND

Trustees and Officers (Unaudited)
Independent Trustees

Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

Ashok N. Bakhru Age: 68	Chairman of the Board of Trustees	Since 1996 (Trustee Since 1991)
President, ABN Associates (July 1994-March 1996 and November 1998-Present); Director, Apollo Investment Corporation (a business development company) (October 2008-Present); Executive Vice President—Finance and Administration and Chief Financial Officer and Director, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996-November 1998); Director of Arkwright Mutual Insurance Company (1984-1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (1989-2004); Member of Cornell University Council (1992-2004 and 2006-Present); Trustee of the Walnut Street Theater (1992-2004); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors—III and IV (November 1998-2007), and Equity-Linked Investors II (April 2002-2007); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (2000-2003).

Chairman of the Board of Trustees—Goldman Sachs Mutual Fund Complex.
				96	Apollo Investment Corporation (a business development company)

John P. Coblentz, Jr. Age: 69	Trustee	Since 2003	Partner, Deloitte & Touche LLP (June 1975-May 2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-Present). Trustee—Goldman Sachs Mutual Fund Complex.	96	None

Diana M. Daniels Age: 60	Trustee	Since 2007	Ms. Daniels is retired (since January 2007). Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is Vice Chair of the Board of Trustees of Cornell University (2009-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (since 2007), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee—Goldman Sachs Mutual Fund Complex.	96	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Peter V. Bonanno. Information is provided as of May 31, 2010.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 72 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[3]	The Goldman Sachs Mutual Fund Complex consists of the Trust, Goldman Sachs Municipal Opportunity Fund, Goldman Sachs Trust, and Goldman Sachs Variable Insurance Trust. As of May 31, 2010, the Trust consisted of 1 portfolio, Goldman Sachs Trust consisted of 83 portfolios, Goldman Sachs Variable Insurance Trust consisted of 11 portfolios and the Goldman Sachs Municipal Opportunity Fund did not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS CREDIT STRATEGIES FUND

Trustees and Officers (Unaudited) (continued)

Independent Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

Patrick T. Harker Age: 51	Trustee	Since 2000	President, University of Delaware (July 2007-Present); Dean and Reliance Professor of Operations and Information Management, The Wharton School, University of Pennsylvania (February 2000-June 2007); Interim and Deputy Dean, The Wharton School, University of Pennsylvania (July 1999-January 2000); and Professor and Chairman of Department of Operations and Information Management, The Wharton School, University of Pennsylvania (July 1997-August 2000). Trustee—Goldman Sachs Mutual Fund Complex.	96	Pepco Holdings, Inc. (an energy delivery company)

Jessica Palmer Age: 61	Trustee	Since 2007	Ms. Palmer is retired. Formerly, she was Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee—Goldman Sachs Mutual Fund Complex.	96	None

Richard P. Strubel Age: 70	Trustee	Since 1987	Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); President, COO and Director, Cardean Learning Group (1999-2003); Director, Cantilever Technologies, Inc. (a private software company) (1999-2005); Audit Committee Chairman, The University of Chicago (2006-Present); Trustee, The University of Chicago (1987-Present); and Managing Director, Tandem Partners, Inc. (management services firm) (1990-1999). Trustee—Goldman Sachs Mutual Fund Complex.	96	Gildan Activewear Inc. (a clothing marketing and manufacturing company); The Northern Trust Mutual Fund Complex (58 Portfolios) (Chairman of the Board of Trustees).

GOLDMAN SACHS CREDIT STRATEGIES FUND

Trustees and Officers (Unaudited) (continued)

Interested Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

James A. McNamara* Age: 47	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President—Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President—Goldman Sachs Mutual Fund Complex (2001-2007). Trustee—Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).	96	None

Alan A. Shuch* Age: 60	Trustee	Since 1990	Advisory Director—GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee—Goldman Sachs Mutual Fund Complex.	96	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Peter V. Bonanno. Information is provided as of May 31, 2010.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 72 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[3]	The Goldman Sachs Mutual Fund Complex consists of the Trust, Goldman Sachs Municipal Opportunity Fund, Goldman Sachs Trust, and Goldman Sachs Variable Insurance Trust. As of May 31, 2010, the Trust consisted of 1 portfolio, Goldman Sachs Trust consisted of 83 portfolios, Goldman Sachs Variable Insurance Trust consisted of 11 portfolios and the Goldman Sachs Municipal Opportunity Fund did not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS CREDIT STRATEGIES FUND

Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
Name, Address and Age	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 47	President and Trustee	Since 2007
Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President—Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President—Goldman Sachs Mutual Fund Complex (2001-2007).

Trustee—Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).

George F. Travers 30 Hudson Street Jersey City, NJ 07302 Age: 42	Senior Vice President and Principal Financial Officer	Since 2009
Managing Director, Goldman Sachs (2007-present); Managing Director, UBS Ag (2005-2007); and Partner, Deloitte & Touche LLP (1990-2005, partner from 2000-2005).

Senior Vice President and Principal Financial Officer—Goldman Sachs Mutual Fund Complex.

Peter V. Bonanno 200 West Street New York, NY 10282 Age: 42	Secretary	Since 2003
Managing Director, Goldman Sachs (December 2006-Present); Associate General Counsel, Goldman Sachs (2002-Present); Vice President, Goldman Sachs (1999-2006); and Assistant General Counsel, Goldman Sachs (1999-2002).

Secretary—Goldman Sachs Mutual Fund Complex (2006-Present); and Assistant Secretary—Goldman Sachs Mutual Fund Complex (2003-2006).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 38	Treasurer and Senior Vice President	Since 2009
Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer—Goldman Sachs Mutual Fund Complex (October 2009-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (November 2009-Present); and Assistant Treasurer—Goldman Sachs Mutual Fund Complex (May 2007-October 2009).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor. Information is provided as of May 31, 2010.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

 Goldman Sachs Credit Strategies Fund Tax Information (Unaudited)

Pursuant to Section 871(k) of the Internal Revenue Code, the Goldman Sachs Credit Strategies Fund designates $3,037,202, as short-term capital gain dividends paid during the period ended March 31, 2010.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $753.4 billion in assets under management as of December 31, 2009 — our investment professionals bring firsthand knowledge of local markets to every investment decision. Goldman Sachs Asset Management ranks in the top 10 asset management firms worldwide, based on assets under management.1

OVERVIEW OF GOLDMAN SACHS FUNDS

Money Market[2]■ Institutional Liquid Assets Prime Obligations Portfolio
■ Institutional Liquid Assets Tax-Exempt Diversified Portfolio
■ Financial Square Federal Fund
■ Financial Square Government Fund
■ Financial Square Money
Market Fund
■ Financial Square Prime Obligations Fund
■ Financial Square Tax-Free Money Market Fund
■ Financial Square Treasury Instruments Fund
■ Financial Square Treasury Obligations Fund
Fixed Income
Short Duration and Government
■ Enhanced Income Fund
■ Ultra-Short Duration Govt. Fund
■ Short Duration Government Fund
■ Government Income Fund
■ Inflation Protected Securities Fund
Multi-Sector
■ Core Fixed Income Fund
■ Core Plus Fixed Income Fund
■ Global Income Fund
Municipal and Tax-Free
■ High Yield Municipal Fund
■ Municipal Income Fund
■ Short Duration Tax-Free Fund

Single Sector
■ Investment Grade Credit Fund
■ U.S. Mortgages Fund
■ High Yield Fund
■ Emerging Markets Debt Fund
■ Local Emerging Markets Debt Fund
Corporate Credit
■ Credit Strategies Fund
Fundamental Equity
■ Growth and Income Fund
■ Small Cap Value Fund
■ Mid Cap Value Fund
■ Large Cap Value Fund
■ Capital Growth Fund
■ Strategic Growth Fund
■ Small/Mid Cap Growth Fund
■ All Cap Growth Fund
■ Concentrated Growth Fund
■ Tollkeeper FundSM
■ Growth Opportunities Fund
■ U.S. Equity Fund
Structured Equity
■ Balanced Fund
■ Structured Small Cap Equity Fund
■ Structured U.S. Equity Fund
■ Structured Small Cap Growth Fund
■ Structured Large Cap Growth Fund
■ Structured Large Cap Value Fund
■ Structured Small Cap Value Fund
■ Structured Tax-Managed Equity Fund
■ Structured International Tax-Managed Equity Fund
■ U.S. Equity Dividend and Premium Fund
■ International Equity Dividend and Premium Fund

■ Structured International Small Cap Fund
■ Structured International Equity Fund
■ Structured Emerging Markets Equity Fund
■ Structured International Equity Flex Fund
Fundamental Equity International
■ Strategic International Equity Fund
■ Concentrated International Equity Fund
■ International Small Cap Fund
■ Asia Equity Fund
■ Emerging Markets Equity Fund
■ BRIC Fund (Brazil, Russia, India, China)
Select Satellite[3]■ Real Estate Securities Fund
■ International Real Estate Securities Fund
■ Commodity Strategy Fund
■ Dynamic Allocation Fund
■ Absolute Return Tracker Fund
Total Portfolio Solutions[3]■ Balanced Strategy Portfolio
■ Growth and Income Strategy Portfolio
■ Growth Strategy Portfolio
■ Equity Growth Strategy Portfolio
■ Income Strategies Portfolio
■ Satellite Strategies Portfolio
■ Retirement Strategies Portfolios
■ Enhanced Dividend Global Equity Portfolio
■ Tax Advantaged Global Equity Portfolio

[1]	Ranking for Goldman Sachs Group, Inc., includes Goldman Sachs Asset Management, Private Wealth Management and Merchant Banking 2008 year-end assets. Ranked 9th in Total Assets Worldwide. Pensions&Investments, May 2009.

[2]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

[3]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.

Firmwide assets under management includes assets managed by GSAM and its Investment Advisory Affiliates.
The Goldman Sachs Tollkeeper FundSM is a registered service mark of Goldman, Sachs & Co.

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman John P. Coblentz, Jr. Diana M. Daniels Patrick T. Harker James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	James A. McNamara, President George F. Travers, Principal Financial Officer Peter V. Bonanno, Secretary Scott M. McHugh, Treasurer

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Website at www.goldmansachsfunds.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the 12-month period ending June 30, 2009 are available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission (”SEC”) Web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q will be available on the SEC’s website at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Form N-Q, when available, may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

This material is not authorized for distribution unless preceded or accompanied by a current prospectus. Investors should consider a fund’s objectives, risks, and charges and expenses, and read the prospectus carefully before investing or sending money. The prospectus contains this and other information about the Funds.

A prospectus for the Fund containing more complete information may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550). Please consider a fund’s objectives, risks, and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

Copyright 2010 Goldman, Sachs & Co. All rights reserved.  36125.MF.TMPL CRSTRATAR10 / 1K / 4-10

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.
The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by the Goldman Sachs Credit Strategies Fund.

	2010*	2009	Description of Services Rendered
Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$65,675	N/A	Financial Statement audits.

Audit-Related Fees:

• PwC	$1,247	N/A	Other attest services.

Tax Fees:

• PwC	$0	N/A	Tax compliance services provided in connection with the preparation and review of the Registrant’s tax returns.

*	Fund commenced operations June 15, 2009.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Credit Strategies Fund’s service affiliates # that were pre-approved by the Audit Committee of the Goldman Sachs Credit Strategies Fund pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2010*	2009	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,312,000	N/A	Internal control review performed in accordance with Statement on Auditing Standards No. 70. These fees are borne by the Funds’ Adviser.

#	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

*	Fund commenced operations June 15, 2009.

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Goldman Sachs Credit Strategies Fund. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Credit Strategies Fund (the “Trust”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for the Trust may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

     De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by the Trust at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

     Pre-Approval of Non-Audit Services Provided to the Trust’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to the Trust, the Audit Committee will pre-approve those non-audit services provided to the Trust’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to the Trust) where the engagement relates directly to the operations or financial reporting of the Trust.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by the Trust’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the Trust’s service affiliates listed in Table 2 were approved by the Trust’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to the Trust by PwC for the years ended March 31, 2010 and March 31, 2009 were approximately $1,247 and N/A respectively. The aggregate non-audit fees billed to the Trust’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2009 and December 31, 2008 were approximately $6.4 million and $5.8 million respectively. With regard to the aggregate non-audit fees billed to the Trust’s adviser and service affiliates, the 2009 and 2008 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to the Trust’s operations or financial reporting.

Item 4(h) — The Trust’s Audit Committee has considered whether the provision of non-audit services to the Trust’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

The Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
PROXY VOTING
     The Fund has delegated the voting of portfolio securities to the Investment Adviser. The Investment Adviser has adopted policies and procedures (the “Policy”) for the voting of proxies on behalf of client accounts for which the Investment Adviser has voting discretion, including the Fund. Under the Policy, the Investment Adviser’s guiding principles in performing proxy voting are to make decisions that: (i) favor proposals that tend to maximize a company’s shareholder value; and (ii) are not influenced by conflicts of interest. These principles reflect the Investment Adviser’s belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.
     The principles and positions reflected in the Policy are designed to guide the Investment Adviser in voting proxies, and not necessarily in making investment decisions. The Investment Adviser periodically reviews the Policy to ensure that it continues to be consistent with the Investment Adviser’s guiding principles.
     Public Equity Investments. To implement these guiding principles for investments in publicly-traded equities, the Investment Adviser has developed customized follows proxy voting guidelines (the “Guidelines”). The Guidelines embody the positions and factors the Investment Adviser generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, issues of corporate social responsibility and various shareholder proposals.
     The Investment Adviser has retained a third-party proxy voting service (“Proxy Service”) to assist in the implementation of certain proxy voting-related functions. Among its responsibilities, the Proxy Service prepares a written analysis and recommendation (a “Recommendation”) of each proxy vote that reflects the Proxy Service’s application of the GSAM Guidelines to the particular proxy issues. While it is the Investment Adviser’s policy generally to follow the Guidelines and recommendations, the Investment Adviser’s portfolio management teams (“Portfolio Management Teams”) may on certain proxy votes seek approval to diverge from the Guidelines or a recommendation by following an “override” process. Such decisions are subject to a review and approval process, including a determination that the decision is not influenced by any conflict of interest. In forming their views on particular matters, the Portfolio Management Teams are also permitted to consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the Guidelines and recommendations.
     The Proxy Service assists in the implementation and administration of the proxy voting function. The Proxy Service assists the Investment Adviser in the proxy voting process by providing operational, recordkeeping and reporting services. In addition, the Proxy Service produces Recommendations as previously discussed and provides assistance in the development and maintenance of the GSAM Guidelines.
     GSAM conducts periodic due diligence meetings with the Proxy Service which include, but are not limited to, a review of the Proxy Service’s general organizational structure, new developments with respect to research and technology, work flow improvements and internal due diligence with respect to conflicts of interest. The Investment Adviser may hire other service providers to replace or supplement the Proxy Service with respect to any of the services the Investment Adviser currently receives from the Proxy Service.
     The Investment Adviser has implemented procedures designed to prevent conflicts of interest from influencing its proxy voting decisions. These procedures include the Investment Adviser’s use of the Guidelines and recommendations and the override process, and the establishment of information barriers between the Investment Adviser and other businesses within The Goldman Sachs Group, Inc.
     Fixed Income and Private Investments. Voting decisions with respect to fixed income securities and the securities of privately held issuers generally will be made by the Fund’s managers based on their assessment of the particular transactions or other matters at issue.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
FUND MANAGERS
Global Corporate Credit Portfolio Management Team
▪	Global Corporate Credit Team consists of 56 investment professionals and manages over $56 billion in assets.

▪	The team is led by Gregg Felton who has over 13 years of investment experience, with specific expertise in opportunistic corporate credit investing.

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Gregg Felton Managing Director, Global Fixed Income and Currency, and Head GSAM Global Corporate Credit	Senior Portfolio Manager— Global Corporate Credit Group	Since 2009	Mr. Felton joined the Investment Adviser in 2006 as Chief Investment Officer for Liberty Harbor. Prior to joining the Investment Adviser, Mr. Felton was the portfolio manager for the Global Investment Group and a partner at Amaranth Advisors. Before joining Amaranth, he was a vice president at the Chase Manhattan Bank.

David Frechette Managing Director	Portfolio Manager—Credit Strategies	Since 2010	Mr. Frechette is a portfolio manager for the Credit Strategies Fund and various other opportunistic credit portfolios. He joined the Investment Adviser in 2006. Prior to joining the firm, Mr. Frechette was a Managing Director in the Global Investments Group at Amaranth Advisors. Before joining Amaranth, he was a member of the Leverage Finance and Sponsor Coverage Group at CIBC World Markets.

Portfolio Managers — Other Accounts Managed by the Portfolio Managers
     The following table discloses other accounts within each type of category listed below for which the portfolio managers are jointly and primarily responsible for day to day portfolio management.

	Number of Other Accounts Managed						Number of Accounts and Total Assets for Which
	and Total Assets by Account Type						Advisory Fee is Performance Based
	Registered						Registered
	Investment		Other Pooled Investment		Other		Investment		Other Pooled
	Companies		Vehicles		Accounts		Companies		Investment Vehicles		Other Accounts
								Assets	Number
			Number		Number		Number	Manage	of
Name of Portfolio	Number of	Assets Managed	of	Assets Managed	of	Assets Managed	of	d	Account	Assets Managed	Number of	Assets Managed
Manager	Accounts	(mm)	Accounts	(mm)	Accounts	(mm)	Accounts	(mm)	s	(mm)	Accounts	(mm)
Credit Strategies Fund Global Corporate Credit Team
Greg Felton*	1	$425	24	$6,666	13	$2,042	—	—	19	$4,704	2	$1,397
David Frechette*	80	$39,214	46	$16,093	598	$138,556	2	$864	19	$4,704	43	416,907

*	The information is as of March 31, 2010.
     Conflicts of Interest. The Investment Adviser’s portfolio managers are often responsible for managing other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Fund and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.
     The Investment Adviser has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. The Investment Adviser seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, the Investment Adviser has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, the Investment Adviser and the Fund have adopted policies limiting the circumstances under which cross-trades may be effected between the Fund and another client account. The Investment Adviser conducts periodic reviews of trades for consistency with these policies. For more information about conflicts of interests that may arise in connection with the portfolio managers’ management of the Fund’s investments and the investments of other accounts, see “Potential Conflicts of Interest — Potential Conflicts Relating to the Allocation of Investment Opportunities Among Other Goldman Sachs Accounts and Potential Conflicts Relating to Goldman Sachs’ and the Investment Adviser’s Proprietary Activities and Activities on Behalf of Other Accounts.”
Portfolio Managers — Compensation
     Compensation for GSAM portfolio managers is comprised of a base salary and discretionary variable compensation. The base salary is fixed from year to year,. Year-end discretionary variable compensation is primarily a function of each portfolio manager’s individual performance and his or her contribution to overall team performance; the performance of GSAM and Goldman Sachs; the team’s net revenues for the past year which in part is derived from advisory fees, and for certain accounts, performance based fees; and anticipated compensation levels among competitor firms. Portfolio managers are rewarded, in part, for their delivery of investment performance, measured on a pre-tax basis, which is reasonably expected to meet or exceed the expectations of clients and fund shareholders in terms of: excess return over an applicable benchmark, peer group ranking, risk management and factors specific to certain funds such as yield or regional focus. Performance is judged over 1-3- and 5-year time horizons.
     The benchmark for measuring performance of the Fund is the Merrill Lynch USD LIBOR 1-Month Constant Maturity Index.
     The discretionary variable compensation for portfolio managers is also significantly influenced by: (1) effective participation in team research discussions and process; and (2) management of risk in alignment with the targeted risk parameter and investment objective of the fund. Other factors may also be considered including: (1) general client/shareholder orientation and (2) teamwork and leadership. Portfolio managers may receive equity-based awards as part of their discretionary variable compensation.
     Other Compensation. In addition to base salary and discretionary variable compensation, the Investment Adviser has a number of additional benefits in place including (1) a 401k program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; and (2) investment opportunity programs in which certain professionals may participate subject to certain eligibility requirements.
Portfolio Managers — Portfolio Managers’ Ownership of Shares of the Funds They Manage
     The following table shows the portfolio managers’ ownership of Shares of the Fund:

Dollar Range of Equity Securities
Beneficially
Name of Portfolio Manager	Owned by Portfolio Manager
Credit Strategies Fund
Gregg Felton	$500,001 — $100,000*
David Frechette	None*

*	This information is as of March 31, 2010.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)		Goldman Sachs Credit Strategies Fund’s Code of Ethics for Principal Executive and Senior Financial Officers filed herewith.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Credit Strategies Fund

/s/ James A. McNamara

By: James A. McNamara
Principal Executive Officer of
Goldman Sachs Credit Strategies Fund

Date: June 3, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ James A. McNamara
By: James A. McNamara
Principal Executive Officer of
Goldman Sachs Credit Strategies Fund

Date: June 3, 2010

/s/ George F. Travers
By: George F. Travers
Principal Financial Officer of
Goldman Sachs Credit Strategies Fund

Date: June 3, 2010